                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549



                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)                  06-Aug-96


                   The Money Store Inc. (as Representative) and Transworld Insurance Company d/b/a Educaid (as Seller) under a First Supplemental Sale and Servicing Agreement, dated as of December 27, 1995 providing for the issuance of ClassNotes Trust 1995-1 (f/k/a Education Loan Alliance 1995-1), Asset Backed Notes, Series 1995-2



                    The Money Store Inc., as Representative
                    ---------------------------------------
             Transworld Insurance Company d/b/a Educaid, As Seller
      -------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


      New Jersey                                                22-2293022
      ----------                                                ----------
      Arizona                   33-89200                        86-0255348
      -------                   --------                        ----------

      State or other            (Commission                     (IRS Employer
      jurisdiction of           File Number)                    ID Number)
      incorporation)


      2840 Morris Avenue, Union, New Jersey 07083
      -------------------------------------------
      (Address of principal executive officer)


      REGISTRANT'S Telephone Number,
      including area code:                                      908-686-2000
                                                                ----------------

                                      n/a
                   ----------------------------------------
         (Former name or former address, if changed since last report)

Item 5 Other Events
       ------------


      Attached herein as Annex A is a copy of the Monthly Statement sent to Class A-6 & Class A-5 Noteholders with respect to the following Distribution Dates:

      A- 6.............................................         06-Aug-96


      A-5.............................................          09-Aug-96
                                                                16-Aug-96

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         CLASSNOTES TRUST 1995-I


                                         THE MONEY STORE INC., Representative
                                         TRANS-WORLD INSURANCE COMPANY, Seller



                                         By: \S\ Harry Puglisi
                                         ---------------------------
                                           Name:  Harry Puglisi
                                           Title: Treasurer
                                                  of The Money Store Inc. and
                                         Trans-World Insurance Company
                                                  d/b/a Educaid

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

                          CLASSNOTES TRUST  1995 - I
        Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
CLASS A-6               Determination Date              07/31/96
Cusip #  182743AC8      Distribution Date               08/06/96
                        Record Date                     08/02/96

(i) Amount of Principal being paid or distributed in respect of the Notes

               CLASS A-6 NOTES                                                       0.00
               Per $50,000 original principal amount of the Notes                0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

               CLASS A-6 NOTES                                                 423,500.00
               Per $50,000 original principal amount of the Notes              213.888889


(iii)  (A)  Amount of Noteholders' Auction Rate
            Interest Carryover being paid or distributed in respect of the Notes

               CLASS A-6 NOTES                                                       0.00
               Per $50,000 original principal amount of the Notes                0.000000

       (B)  Remaining Amount of Noteholders' Auction
            Rate Interest Carryover to be paid or distributed in respect of the Notes

               CLASS A-6 NOTES                                                       0.00
               Per $50,000 original principal amount of the Notes                0.000000


(iv)   Pool Balance at end of preceding Collection Period                  539,721,193.80


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

               CLASS A-6 NOTES                                              99,000,000.00


(vi)   Applicable Interest Rate:
                   (a) In general:
                       1.  Auction Rate for the prior Interest Period:

                                CLASS A-6 NOTES
                                   PERIOD 1                                       5.5000%
                                   PERIOD 2                                       5.4500%
                                   PERIOD 3                                       5.5000%
                                CURRENT RATE    (Based on Auction)                5.5000%

                       2.  NET LOAN RATE
                                   PERIOD 1                                       6.6200%
                                   PERIOD 2                                       6.6600%
                                   PERIOD 3                                       6.7500%

                   (b) Amount of Interest that would have been paid
                       on such Note Distribution Date if Interest was
                       calculated instead based on the Net Loan Rate           520,773.00

(vii)   (a) Service Fee for related Collection Period (Pro Rata)                35,601.34
                    Per $50,000 original principal amount of the Notes          17.980475

        (b) Service Fee Carryover for related Collection Period
            1.  Distributed                                                          0.00
                    Per $50,000 original principal amount of the Notes           0.000000

            2.  Remaining Balance                                                    0.00
                    Per $50,000 original principal amount of the Notes           0.000000


(viii)  Amount of Fees for related Collection Period:

            1.  Administration Fee (Pro Rata)                                      1237.5
                    Per $50,000 original principal amount of the Notes           0.625000

            2.  Auction Agent Fee (Pro Rata)                                    22,804.38
                    Per $50,000 original principal amount of the Notes          11.517361

            3.  Indenture Trustee Fee (Pro Rata)                                     0.00
                    Per $50,000 original principal amount of the Notes           0.000000

            4.  Eligible Lender Trustee Fee (Pro Rata)                             725.40
                    Per $50,000 original principal amount of the Notes           0.366365

            5.  Surety Provider Fee (Pro Rata)                                   7,246.25
                    Per $50,000 original principal amount of the Notes          0.3659722

(ix)    Amount of payments to the Surety Provider in
        reimbursement of prior draws under any Note
        Surety Bond or the Certificate Surety Bond                                   0.00

(x)     Aggregate amount of Realized losses for the
        related Collection period                                                    0.00

(xi)    Aggregate amount received with respect to Financed
        Student Loans for which Realized Losses were
        allocated previously                                                         0.00

(xii)   (a)  Amount of the distribution attributable to amounts
             in the Reserve Account                                                  0.00

        (b)  Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                      0.00

        (c)  Amount in the Reserve Account                                   2,090,332.15


(xiii)  Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
        such draw)                                                                   0.00

(xiv)   (a)  Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                           0.00

        (b)  Amount in the Pre-Funding Account                                      158,685.81

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                           0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

               (a) CLASS A-1 NOTES                                                        0.00

               (b) CLASS A-1 NOTES (Only if Class___ Notes
                   have been paid in full)                                                0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during
         the preceding collection period.                                                 0.00

(xviii)  As of the end of the preceding Collection Period:

         (a)  Number of Financed Student Loans that are 30 to 60 days
              Delinquent                                                          3,606,206.18

         (b)  Number of Financed Student Loans that are 61 to 90 days
              Delinquent                                                          2,880,558.85

          (c)  Number of Financed Student Loans that are 91 to 180 days
               Delinquent                                                         2,799,650.84
          (d)  Number of Financed Student Loans that are more than 181
               days Delinquent                                                    1,469,209.03

          (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
               awaiting payment                                                       1,055.36

(xix)     Parity Percentage                 Numerator   574,267,575.13
                                                        --------------
          as of 06/30/96                  Denominator   569,753,321.44                 100.79%

(xx)      Excess of amounts deposited into the Collection
          Account with respect to the sale by the Trust of
          Serial Loans over the aggregate Purchase amount
          of such loans (such excess to be distributed to
          Student Holdings)                                                          15,899.22

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                          0.00

The Money Store, Inc.



By:  \S\ Harry Puglisi
- ------------------
     Harry Puglisi
       Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

================================================================================
                           CLASSNOTES TRUST 1995 - I
           Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
           CLASS A-5    Determination Date              08/05/96
Cusip # 182743ABO       Distribution Date               08/09/96
                        Record Date                     08/07/96
================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

         CLASS A-5 NOTES                                                                                0.00
         Per $50,000 original principal amount of the Notes                                         0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

         CLASS A-5 NOTES                                                                           96,565.00
         Per $50,000 original principal amount of the Notes                                        51.916667


(iii) (A)  Amount of Noteholders' Auction Rate
           Interest Carryover being paid or distributed in respect of the Notes

         CLASS A-5 NOTES                                                                                0.00
         Per $50,000 original principal amount of the Notes                                         0.000000

      (B)  Remaining Amount of Noteholders' Auction
           Rate Interest Carryover to be paid or distributed in respect of the Notes

            CLASS A-5 NOTES                                                                             0.00
            Per $50,000 original principal amount of the Notes                                      0.000000


(iv)  Pool Balance at end of preceding Collection Period                                      539,721,193.80


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

            CLASS A-5 NOTES                                                                    93,000,000.00


(vi)  Applicable Interest Rate:
         (a)   In general:
                 1.  Auction Rate for the prior Interest Period:

                                CLASS A-5 NOTES
                                   PERIOD 1                                                          5.4000%
                                   PERIOD 2                                                          5.3000%
                                   PERIOD 3                                                          5.4000%
                                 CURRENT RATE               (Based on Auction)                       5.3400%

              2.  NET LOAN RATE
                   PERIOD 1                                                     6.6200%
                   PERIOD 2                                                     6.6600%
                   PERIOD 3                                                     6.7500%

                (b)   Amount of Interest that would have been paid
                      on such Note Distribution Date if Interest was
                      calculated instead based on the Net Loan Rate          123,183.67

(vii)   (a)   Service Fee for related Collection Period  (Pro Rata)           33,443.69
                        Per $50,000 original principal amount of the Notes    17.980478

        (b)   Service Fee Carryover for related Collection Period
              1.  Distributed                                                      0.00
                        Per $50,000 original principal amount of the Notes     0.000000

              2.  Remaining Balance                                                0.00
                        Per $50,000 original principal amount of the Notes     0.000000


(viii)     Amount of Fees for related Collection Period:

              1.  Administration Fee (Pro Rata)                                1,162.50
                        Per $50,000 original principal amount of the Notes     0.625000

              2.  Auction Agent Fee (Pro Rata)                                21,422.29
                        Per $50,000 original principal amount of the Notes    11.517361

              3.  Indenture Trustee Fee (Pro Rata)                                 0.00
                        Per $50,000 original principal amount of the Notes     0.000000

              4.  Eligible Lender Trustee Fee (Pro Rata)                         681.44
                        Per $50,000 original principal amount of the Notes     0.366365

              5.  Surety Provider Fee  (Pro Rata)                              6,807.08
                        Per $50,000 original principal amount of the Notes     3.659722


(ix)       Amount of payments to the Surety Provider in
           reimbursement of prior draws under any Note
           Surety Bond or the Certificate Surety Bond                              0.00

(x)        Aggregate amount of Realized losses for the
           related Collection period                                               0.00

(xi)       Aggregate amount received with respect to Financed
           Student Loans for which Realized Losses were
           allocated previously                                                    0.00

(xii)      (a)   Amount of the distribution attributable to amounts
                 in the Reserve Account                                            0.00

           (b)   Amount of any other withdrawals from the Reserve
                 Account for such Distribution Date                                0.00

           (c)   Amount in the Reserve Account                             2,090,332.15


(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
           such draw)                                                              0.00

(xiv)      (a)     Portion (if any) of the distribution attributable to amounts on
                     deposit in the Pre-Funding Account                                              0.00

           (b)     Amount in the Pre-Funding Account                                           158,685.81

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
           Additional Financed Student Loans during the preceding collection
           period                                                                                    0.00

(xvi)    Amount in the Pre-Funding Account at the end of the Funding Period
           to be distributed as a payment of principal in respect of:

                         (a) CLASS A-1 NOTES                                                         0.00
                         (b) CLASS A-1 NOTES (Only if Class___ Notes
                               have been paid in full)                                               0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
           the preceding collection period.                                                          0.00

(xviii) As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60 days                        3,606,206.18
                 Delinquent

          (b)  Number of Financed Student Loans that are 61 to 90 days                        2,880,558.85
                 Delinquent

          (c)  Number of Financed Student Loans that are 91 to 180 days                       2,799,650.84
                 Delinquent

          (d)  Number of Financed Student Loans that are more than 181                        1,469,209.03
                 days Delinquent

          (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
                 awaiting payment                                                                 1,055.36

(xix)     Parity Percentage                        Numerator                   574,267,575.13
          as of        06/30/96                  Denominator                   569,761,888.11      100.79%

(xx)      Excess of amounts deposited into the Collection
          Account with respect to the sale by the Trust of
          Serial Loans over the aggregate Purchase amount
          of such loans (such excess to be distributed to
          Student Holdings)                                                                      15,899.22

(xxi)     Amount of Additional Principal Payments, if any, made on
            such Distribution Date                                                                    0.00


The Money Store, Inc.



By:    \S\ Harry Puglisi
- -------------------------
           Harry Puglisi
             Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

================================================================================
                          CLASSNOTES TRUST 1995 - I
        Noteholders' Statement Pursuant to Section 5.7 (a) of the
        Sale & Servicing Agreement
        CLASS A        Determination Date                  08/12/96
Cusip # 182743ABO      Distribution Date                   08/16/96
                       Record Date                         08/14/96
================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

                        CLASS A-5 NOTES                                                                                   0.00
                        Per $50,000 original principal amount of the Notes                                            0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                        CLASS A-5 NOTES                                                                              95,425.75
                        Per $50,000 original principal amount of the Notes                                           51.304167


(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes

                        CLASS A-5 NOTES                                                                                   0.00
                        Per $50,000 original principal amount of the Notes                                            0.000000

           (B)  Remaining Amount of Noteholders' Auction
                Rate Interest Carryover to be paid or distributed in respect of the Notes

                        CLASS A-5 NOTES                                                                                   0.00
                        Per $50,000 original principal amount of the Notes                                            0.000000


(iv)       Pool Balance at end of preceding Collection Period                                                   539,721,193.80


(v)        Outstanding Principal amount after giving effect to
            distributions on this Note Distribution Date:

                        CLASS A-5 NOTES                                                                          93,000,000.00


(vi)       Applicable Interest Rate:
         (a)   In general:
                 1.  Auction Rate for the prior Interest Period:

                                                CLASS A-5 NOTES
                                                    PERIOD 1                                                           5.3000%
                                                    PERIOD 2                                                           5.4000%
                                                    PERIOD 3                                                           5.3400%
                                                  CURRENT RATE                                (Based on Auction)       5.2770%


                 2.  NET LOAN RATE
                        PERIOD 1                                                    6.6200%
                        PERIOD 2                                                    6.6600%
                        PERIOD 3                                                    6.7500%

         (b)   Amount of Interest that would have been paid
               on such Note Distribution Date if Interest was
               calculated instead based on the Net Loan Rate                     123,183.67

(vii)      (a)   Service Fee for related Collection Period  (Pro Rata)            33,443.69
                          Per $50,000 original principal amount of the Notes      17.980478

            (b)   Service Fee Carryover for related Collection Period
                    1.  Distributed                                                    0.00
                          Per $50,000 original principal amount of the Notes       0.000000

                    2.  Remaining Balance                                              0.00
                          Per $50,000 original principal amount of the Notes       0.000000


(viii)     Amount of Fees for related Collection Period:

                    1.  Administration Fee  (Pro Rata)                             1,162.50
                          Per $50,000 original principal amount of the Notes       0.625000

                    2.  Auction Agent Fee  (Pro Rata)                             21,422.29
                          Per $50,000 original principal amount of the Notes      11.517361

                    3.  Indenture Trustee Fee  (Pro Rata)                              0.00
                          Per $50,000 original principal amount of the Notes       0.000000

                    4.  Eligible Lender Trustee Fee  (Pro Rata)                      681.44
                          Per $50,000 original principal amount of the Notes       0.366365

                    5.  Surety Provider Fee  (Pro Rata)                            6,807.08
                          Per $50,000 original principal amount of the Notes       3.659722


(ix)       Amount of payments to the Surety Provider in
           reimbursement of prior draws under any Note
           Surety Bond or the Certificate Surety Bond                                  0.00

(x)        Aggregate amount of Realized losses for the
           related Collection period                                                   0.00

(xi)       Aggregate amount received with respect to Financed
           Student Loans for which Realized Losses were
           allocated previously                                                        0.00

(xii)       (a)     Amount of the distribution attributable to amounts
                      in the Reserve Account                                           0.00

            (b)     Amount of any other withdrawals from the Reserve
                      Account for such Distribution Date                               0.00

            (c)     Amount in the Reserve Account                              2,090,332.15


(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
           such draw)                                                                  0.00



(xiv)      (a)     Portion (if any) of the distribution attributable to amounts on
                   deposit in the Pre-Funding Account                                                    0.00

           (b)     Amount in the Pre-Funding Account                                               158,685.81

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                          0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                         (a) CLASS A-1 NOTES                                                             0.00
                         (b) CLASS A-1 NOTES (Only if Class___ Notes
                             have been paid in full)                                                     0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period.                                                                 0.00

(xviii) As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60 days                           3,606,206.18
               Delinquent

          (b)  Number of Financed Student Loans that are 61 to 90 days                           2,880,558.85
               Delinquent

          (c)  Number of Financed Student Loans that are 91 to 180 days                          2,799,650.84
               Delinquent

          (d)  Number of Financed Student Loans that are more than 181                           1,469,209.03
               days Delinquent

          (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
                 awaiting payment                                                                    1,055.36

(xix)     Parity Percentage                     Numerator               574,267,575.13
                                                                        --------------
          as of    06/30/96                   Denominator               569,764,414.78                100.79%

(xx)      Excess of amounts deposited into the Collection
          Account with respect to the sale by the Trust of
          Serial Loans over the aggregate Purchase amount
          of such loans (such excess to be distributed to
          Student Holdings)                                                                         15,899.22

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                                         0.00

The Money Store, Inc.



By: \S\ Harry Puglisi
- -------------------------
      Harry Puglisi
        Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

================================================================================
                         CLASSNOTES TRUST 1995 - I
           Noteholders' Statement Pursuant to Section 5.7 (a) of the
           Sale & Servicing Agreement
           CLASS A-5      Determination Date          07/15/96
Cusip # 182743ABO         Distribution Date           07/19/96
                          Record Date                 07/17/96
================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

                        CLASS A-5 NOTES                                                                              0.00
                        Per $50,000 original principal amount of the Notes                                       0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                        CLASS A-5 NOTES                                                                         97,650.00
                        Per $50,000 original principal amount of the Notes                                      52.500000


(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes

                        CLASS A-5 NOTES                                                                              0.00
                        Per $50,000 original principal amount of the Notes                                       0.000000

           (B)  Remaining Amount of Noteholders' Auction
                Rate Interest Carryover to be paid or distributed in respect of the Notes

                        CLASS A-5 NOTES                                                                              0.00
                        Per $50,000 original principal amount of the Notes                                       0.000000


(iv)       Pool Balance at end of preceding Collection Period                                              539,721,193.80


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                CLASS A-5 NOTES                                                                             93,000,000.00


(vi)       Applicable Interest Rate:
                (a)   In general:
                        1.  Auction Rate for the prior Interest Period:

                                               CLASS A-5 NOTES
                                                   PERIOD 1                                                       5.3700%
                                                   PERIOD 2                                                       5.4000%
                                                   PERIOD 3                                                       5.5200%
                                                 CURRENT RATE                            (Based on Auction)       5.4000%


                  2.  NET LOAN RATE
                       PERIOD 1                                                    6.5950%
                       PERIOD 2                                                    6.6200%
                       PERIOD 3                                                    6.6600%

          (b)   Amount of Interest that would have been paid
                on such Note Distribution Date if Interest was
                calculated instead based on the Net Loan Rate                   122,062.50

(vii)      (a)   Service Fee for related Collection Period  (Pro Rata)           33,443.69
                          Per $50,000 original principal amount of the Notes     17.980478

            (b)   Service Fee Carryover for related Collection Period
                    1.  Distributed                                                   0.00
                          Per $50,000 original principal amount of the Notes      0.000000

                    2.  Remaining Balance                                             0.00
                          Per $50,000 original principal amount of the Notes      0.000000


(viii)     Amount of Fees for related Collection Period:

                    1.  Administration Fee  (Pro Rata)                            1,162.50
                          Per $50,000 original principal amount of the Notes      0.625000

                    2.  Auction Agent Fee  (Pro Rata)                            21,422.29
                          Per $50,000 original principal amount of the Notes     11.517361

                    3.  Indenture Trustee Fee  (Pro Rata)                             0.00
                          Per $50,000 original principal amount of the Notes      0.000000

                    4.  Eligible Lender Trustee Fee  (Pro Rata)                     681.44
                          Per $50,000 original principal amount of the Notes      0.366365

                    5.  Surety Provider Fee  (Pro Rata)                           6,807.08
                          Per $50,000 original principal amount of the Notes      3.659722


(ix)       Amount of payments to the Surety Provider in
           reimbursement of prior draws under any Note
           Surety Bond or the Certificate Surety Bond                                 0.00

(x)        Aggregate amount of Realized losses for the
           related Collection period                                                  0.00

(xi)       Aggregate amount received with respect to Financed
           Student Loans for which Realized Losses were
           allocated previously                                                       0.00

(xii)       (a)     Amount of the distribution attributable to amounts
                    in the Reserve Account                                            0.00

            (b)     Amount of any other withdrawals from the Reserve
                    Account for such Distribution Date                                0.00

            (c)     Amount in the Reserve Account                             2,090,332.15


(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
           such draw)                                                                 0.00



(xiv)      (a)   Portion (if any) of the distribution attributable to amounts on
                 deposit in the Pre-Funding Account                                                   0.00

           (b)    Amount in the Pre-Funding Account                                             158,685.81

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                       0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                         (a) CLASS A-1 NOTES                                                          0.00
                         (b) CLASS A-1 NOTES (Only if Class___ Notes
                             have been paid in full)                                                  0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during
         the preceding collection period.                                                             0.00

(xviii)  As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60 days                        3,606,206.18
               Delinquent

          (b)  Number of Financed Student Loans that are 61 to 90 days                        2,880,558.85
               Delinquent

          (c)  Number of Financed Student Loans that are 91 to 180 days                       2,799,650.84
               Delinquent

          (d)  Number of Financed Student Loans that are more than 181                        1,469,209.03
               days Delinquent

          (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
               awaiting payment                                                                   1,055.36

(xix)     Parity Percentage                        Numerator                      574,267,575.13
                                                                                  --------------
          as of    06/30/96                      Denominator                      569,761,888.11   100.79%

(xx)      Excess of amounts deposited into the Collection
          Account with respect to the sale by the Trust of
          Serial Loans over the aggregate Purchase amount
          of such loans (such excess to be distributed to
          Student Holdings)                                                                      15,899.22

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                                      0.00


The Money Store, Inc.



By: \S\ Harry Puglisi
- -------------------------
      Harry Puglisi
         Treasurer